                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our reports on Kemper-Dreman Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper-Dreman Small Cap Value Fund, dated February 18, 1997 in the Registration Statement of Kemper-Dreman Fund, Inc, on Form N-1A and the related Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 17 to the Registration Statement under the Securities Act of 1933 (File No. 33-18477) and in this Amendment No. 19 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-5385).


                                                             ERNST & YOUNG LLP

Chicago, Illinois
April 18, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Kemper-Dreman Contrarian Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Contrarian Fund as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1994 and prior were audited by other auditors whose report dated January, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Contrarian Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP

Chicago, Illinois
February 18, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Kemper-Dreman Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Small Cap Value Fund as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1994 and prior were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Small Cap Value Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP

Chicago, Illinois
February 18, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Kemper-Dreman High Return Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund (formerly known as the Kemper-Dreman High Return Fund) as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1994 and prior were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP

Chicago, Illinois
February 18, 1997